EXHIBIT 4.11

[Conformed Copy]

AMENDMENT No. 4 TO THE CREDIT AGREEMENT,

dated as of March 31, 2001,

among

CARLISLE FINANCE S.A.

as Borrower,

and

CERTAIN COMMERCIAL LENDING INSTITUTIONS,

as Lenders,

and

THE BANK OF NOVA SCOTIA

as Agent for the Lenders

AMENDMENT No. 4 TO THE CREDIT AGREEMENT

THIS AMENDMENT No. 4 TO THE CREDIT AGREEMENT, dated as of March 31, 2001 (this “Amendment”), among:

(a) CARLISLE FINANCE S.A., a corporation organized under the law of Luxembourg (the “Borrower”),

(b) CARLISLE FINANCE (ICELAND) LTD., a company organized under the law of Iceland (“Iceland Finance”),

(c) SCOTIABANK EUROPE PLC (“Scotiabank Europe”),

(d) BARCLAYS BANK PLC (“Barclays”),

(e) FIRST UNION NATIONAL BANK (“First Union” and, together with Scotiabank Europe and Barclays, collectively, the “Lenders” and, individually, a “Lender”), and

(f) THE BANK OF NOVA SCOTIA, as agent and security trustee (the “Agent”) for the Lenders,

W I T N E S S E T H:

WHEREAS, the Borrower, Scotiabank Europe and the Agent have heretofore entered into a certain Credit Agreement, dated as of March 30, 2000 (as amended and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1 Definition of EBIT. The definition of “EBIT” in Appendix A of the Credit Agreement shall be amended by adding the word “plus” at the end of clause (d) thereof, and by adding the following new clause (e):

“(e) with respect to any Rolling Period that includes March 31, 2001, an amount (not to exceed U.S.$37,000,000) equal to the amount of the non-recurring write-off taken by the U.S. Parent for the fiscal quarter ended March 31, 2001 in respect of (among other things) receivable provisions, billing corrections and related costs, and outstanding legal and tax matters (in each case, to the extent deducted in determining net operating profit for such Rolling Period).”

SECTION 2.2 Definition of Applicable Margin. The definition of “Applicable Margin” in Appendix A to the Credit Agreement shall be amended by changing each reference therein to “1.50%” to the following:

“1.50% (provided that during the period commencing on June 29, 2001 and ending on the date that the Borrower furnishes the Agent a Compliance Certificate for the Fiscal Quarter ending on March 31, 2002, it shall be a rate per annum equal to 1.75%).”

In addition, the following shall be added at the end of the definition of “Applicable Margin”:

“and (z) clause (f) of the definition of “EBIT” shall be disregarded when calculating the Leverage Ratio for purposes of this definition of “Applicable Margin.”

SECTION 2.3 Definition of Permitted Disposition. The definition of “Permitted Disposition” in Appendix A to the Credit Agreement shall be amended by deleting the word “or” at the end of clause (c) thereof and by adding the following new clause (e) at the end thereof:

“or (e) the sale of outstanding accounts receivable related to the U.S. Obligors’ residential pest control business for a consideration consisting of U.S.$600,000 in cash and a U.S.$600,000 promissory note of the purchaser of such accounts receivable.”

2

SECTION 2.4 Definition of Securing Group Company. The proviso to the definition of “Securing Group Company” in Appendix A to the Credit Agreement (limitation on Investments in Non-EU Subsidiaries) shall be amended in its entirety to read as follows:

“provided that, with respect to any Securing Group Company organized under the laws of, or conducting business in, Hungary or Iceland, (a “Non-EU Subsidiary”) the following restrictions shall apply:

(x) the aggregate amount of Investments made in all such Non-EU Subsidiaries shall not exceed U.S.$400,000,

(y) no property or assets of any Group Company may be transferred to any Non-EU Subsidiary, except:

(A) as permitted by the foregoing clause (x),

(B) as permitted by the following clause (y), and

(C) as contemplated by the Icelandic Reorganization (as that term is defined in Amendment No. 4 hereto), and

(z) no Non-EU Subsidiary may conduct any business or other activities other than the following:

(A) the Icelandic Reorganization (as that term is defined in Amendment No. 4 hereto),

(B) in the case of Iceland Finance, borrowing loans under the Credit Agreement and extending credit to other Group Companies with the proceeds of such loans, and in the case of any Non-EU Subsidiary, making loans to other Group Company with the proceeds of the Investments described in clause (x) above,

(C) in the case of Iceland Finance, to hold and license trademark rights, and

(D) activities incidental to the establishment of such Non-EU Subsidiary.”

SECTION 2.5 Definition of Subordinated Debt. The definition of “Subordinated Debt” in Appendix A to the Credit Agreement shall be amended by replacing the reference to “by the Group Parent” with a reference to “by Michael Anthony Ashcroft, or by any Person controlled (directly or indirectly) by Michael Anthony Ashcroft, or by the Group Parent”.

3

SECTION 2.6 Reduction in Amount of Secured U.S. Debt. In Section 7.1.9 of the Credit Agreement, the reference to “$250,000,000” shall be amended to read “the Tranche A Commitment Amount.”

ARTICLE III

ASSUMPTION AND RELEASE

SECTION 3.1 Icelandic Reorganization. The Borrower proposes to consummate the following transactions (the “Icelandic Reorganization”): (a) as contemplated by Section 4.2 hereof, the acquisition by Carlisle Finance S.A., a company duly organized and validly existing under the laws of Luxembourg (“Luxembourg Finance”) of all of the equity interests in Iceland Finance, and (b) the transfer by Luxembourg Finance to Iceland Finance of all of the right, title and interest of Luxembourg Finance in, to and under the Credit Agreement and the U.S. Note Documents and trademark rights.

SECTION 3.2 Assumption by Iceland Finance. Effective as of the date of the consummation of the Icelandic Reorganization (the “Reorganization Date”), Iceland Finance hereby assumes all of the obligations of Luxembourg Finance under the Credit Agreement and each other Loan Document to which it is a party, and agrees that it shall, for all purposes of the Credit Agreement and each other Loan Document, be the “Borrower” (the “Assumption”).

SECTION 3.3 Release of Luxembourg Finance. Subject to the satisfaction of the conditions precedent set forth in Section 3.4 below, but effective as of the date of the Reorganization Date, Luxembourg Finance shall be released from all of its obligations under the Credit Agreement and each other Loan Document to which it is a party (the “Release”).

SECTION 3.4 Consent by the Lenders. Each of the Lenders hereby consents to the Icelandic Reorganization, the Assumption and the Release, subject to the satisfaction of the following conditions precedent: (a) immediately prior thereto no Default shall be continuing, (b) the Agent shall have received an opinion of Tax.is, special Icelandic counsel to the Borrower, in form and substance satisfactory to the Agent and its counsel, with respect to the Icelandic Reorganization and the Assumption, (c) the Agent shall have received copies of all documents and other instruments entered into in connection with the Icelandic Reorganization, (d) Luxembourg Finance shall have satisfied the requirements of Section 4.1.8(b) of the Group Parent Guaranty to become a Securing Group Company.

SECTION 3.5 References to Borrower. From and after the Reorganization Date, each references to the “Borrower” in the Credit Agreement and each other Loan Document shall be deemed to be a reference to Iceland Finance.

4

ARTICLE IV

CONSENTS

SECTION 4.1 Rapid Reef, Etc.. Each of the Lenders hereby (a) consents to an amendment to the Memorandum of Association and the Articles of Association of Rapid Reef Holdings Limited (“Rapid Reef”), in form and substance reasonably satisfactory to the Agent’s counsel, providing for the creation of a class of “Redeemable Preference A Shares, par value £1,” (b) consents to the issuance of one such share at par to the Bermuda Parent (free of the Lien of the Gibraltar Pledge Agreement), (c) the redemption of such share by Rapid Reef immediately after the issuance thereof at a redemption price equal to £1, and (d) the transfer by Rapid Reef to the Bermuda Parent of all of the shares of capital stock of the U.S. Parent held by Rapid Reef (the “Shares to be Transferred”). In that connection, the Lenders authorize the Agent to return to Rapid Reef the certificates representing the Shares to be Transferred, so that such shares can be re-issued in the name of the Bermuda Parent and then delivered by the Bermuda Parent to the Agent subject to the Lien of the U.S. Note Pledge Agreement.

SECTION 4.2 Iceland Subsidiary of the Borrower. Sections 6.8 and 7.2.4 of the Credit Agreement notwithstanding, each of the Lenders hereby (a) consents to the transfer by the Bermuda Parent to the Borrower, prior to the Reorganization Date, of all of the share capital of Iceland Finance, and (b) agrees that Iceland Finance is a “Securing Group Company,” subject to the Borrower granting a first priority perfected security interest in the share capital of Iceland Finance to the Agent for the benefit of the Lenders.

ARTICLE V

CONDITIONS PRECEDENT

SECTION 5.1 Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 4.1.

SECTION 5.1.1. Amendment to Group Parent Guaranty. The Group Parent and each Group Company (other than the U.K. Guarantors and the U.S. Companies) shall have entered into an amendment to the Group Parent Guaranty in substantially the form of Exhibit A hereto.

SECTION 5.1.2. Amendment to U.K. Guaranty. The U.K. Parent and each of the U.K. Guarantors shall have entered into an amendment to the U.K. Guaranty in substantially the form of Exhibit B hereto.

SECTION 5.1.3. Amendment to U.S. Loan Agreement. The Borrower and the U.S. Parent shall have entered into an amendment to the U.S. Loan Agreement in substantially the form of Exhibit C hereto.

5

SECTION 5.1.5. Amendment Fee. Each of the Lenders shall have received an amendment fee, in an amount equal to 0.25% of the amount of such Lender’s Tranche A Commitment.

SECTION 5.1.5. Accrued Interest. Each of the Lenders shall have received any accrued interest payable to it through the date on which this Amendment shall become effective as provided in Section 4.1 above as a result of the amendment to the definition of “Applicable Margin” provided for by this Amendment.

SECTION 5.1.6. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Borrowing in connection with this Amendment the following statements shall be true and correct:

(a) the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7) shall be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 of the Credit Agreement

(i) no litigation, action, proceeding, arbitration or governmental investigation shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of the Subsidiary Guarantors which might materially adversely affect the Borrower’s consolidated financial condition, operations, assets, business, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, or any other Loan Document;

(ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Credit Agreement which might materially adversely affect the Borrower’s consolidated financial condition, operations, assets, business, revenues, properties or prospects; and

(c) no Default shall have then occurred and be continuing, and none of the Borrower, any other Group Company, or any of their respective Subsidiaries is in material violation of any law or governmental regulation or court order or decree.

SECTION 5.1.7. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Group Company shall be in satisfactory form and substance to the Agent and its counsel; and the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may have reasonably requested.

6

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date), its representations and warranties contained in Article VI of the Credit Agreement (except those contained in Section 6.7) and additionally represents and warrants unto the Agent and each Lender as set forth in this Article VI.

SECTION 6.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment and each other Loan Document executed or to be executed by it in connection with this Amendment, and the execution, delivery and performance by each other Group Company of each Loan Document executed or to be executed by it in connection with this Amendment are within the Borrower’s and each such Group Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not

(a) contravene the Borrower’s or any such Group Company’s Organic Documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Group Company; or

(c) result in, or require the creation or imposition of, any Lien on any of the Group Company’s properties (other than Liens in favor of the Agent for the benefit of the Lenders).

SECTION 6.2 Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Group Company of this Amendment or any other Loan Document to be executed by it in connection with this Amendment.

SECTION 6.3 Validity, etc. This Amendment constitutes, and each other Loan Document executed by the Borrower in connection with this Amendment will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Group Company will, on the due execution and delivery thereof by such Group Company, be the legal, valid and binding obligation of such Group Company enforceable in accordance with its terms.

7

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1 Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 7.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 7.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower and each of the Lenders (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

SECTION 7.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE FINANCE S.A.

By	/s/ Dennis Bosje
Name: Dennis Bosje Title: Director

CARLISLE FINANCE (ICELAND) LTD.

By	/s/ Bjarnfredur Olafsson	/s/ Bernhard A. Petersen
	Name: Bjarnfredur Olafsson Title: Member of the Board	Bernhard A. Peterson Member of the Board

SCOTIABANK EUROPE PLC

By	/s/ P.D. Girling
Name: P.D. Girling Title: Relationship Manager

BARCLAYS BANK PLC

	By	/s/ A.J. Milman
Name: A.J. Milman Title: Relationship Director

FIRST UNION NATIONAL BANK

By	/s/ Marion Walker Duvall
Name: Marion Walker Duvall Title: Senior Vice President

9

THE BANK OF NOVA SCOTIA, as Agent and Security Trustee

By	/s/ S. Dobson
Name: S. Dobson Title: Director, Corporate Finance & Syndications

10

EXHIBIT A

AMENDMENT No. 4 TO THE GROUP PARENT GUARANTY

THIS AMENDMENT No. 4 TO THE GROUP PARENT GUARANTY, dated as of March 31, 2001 (this “Amendment”), among:

(a) CARLISLE HOLDINGS LIMITED (the “Group Parent”),

(b) the other Guarantors listed on the signatures pages hereto, and

(c) THE BANK OF NOVA SCOTIA, as agent and security trustee (in such capacity, together with its successors such capacity, the “Agent”),

W I T N E S S E T H:

WHEREAS, each of the parties hereto is party to a Group Parent Guaranty, dated as of March 30, 2000 (as amended and in effect from time to time, the “Group Parent Guaranty”); and

WHEREAS, the parties hereto wish to amend the Group Parent Guaranty in certain respects, as hereinafter provided; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1 Definition of EBIT. The definition of “EBIT” in the Definitions Annex to the Group Parent Guaranty shall be amended by adding the word “plus” at the end of clause (d) thereof, and by adding the following new clause (e):

1

“(e) with respect to any Rolling Period that includes March 31, 2001, an amount (not to exceed U.S.$37,000,000) equal to the amount of the non-recurring write-off taken by the U.S. Parent for the fiscal quarter ended March 31, 2001 in respect of (among other things) receivable provisions, billing corrections and related costs, and outstanding legal and tax matters (in each case, to the extent deducted in determining net operating profit for such Rolling Period).”

SECTION 2.2 Definition of Permitted Acquisition. The definition of “Permitted Acquisition” in the Definitions Annex to the Group Parent Guaranty shall be amended as follows:

(a) The reference to “Majority Interest Acquisition or Minority Interest Acquisition” in the first line of such definition shall be replaced with “Majority Interest Acquisition by any U.K. Company or Minority Interest Acquisition by any U.K. Company,”

(b) Clause (ii) of the definition shall be amended in its entirety to read as follows:

“(ii) the Person acquired in such Majority Interest Acquisition conducts business solely in the United Kingdom and either:

(x) the aggregate consideration paid by such Securing Group Company with respect to such Majority Interest Acquisition does not exceed $15,000,000 and such consideration is funded solely with the proceeds of Subordinated Debt and/or contributions to the common equity capital of the Group Parent, or

(y) the aggregate consideration paid by such Securing Group Company with respect to such Majority Interest Acquisition does not exceed $5,000,000 and the aggregate consideration for all Majority Interest Acquisitions made pursuant to this Section (ii)(y) does not exceed $25,000,000.”

(c) Clause (a)(iii) shall be deleted in its entirety.

(d) The amendments to such definition provided for in this Amendment No. 4 shall terminate and cease to be of any force or effect from and after March 31, 2002.

SECTION 2.3 Definition of Permitted Disposition. The definition of “Permitted Disposition” in the Definitions Annex to the Group Parent Guaranty shall be amended by deleting the word “or” at the end of clause (c) thereof and by adding the following new clause (d) at the end thereof:

2

“or (d) the sale of outstanding accounts receivable related to the U.S. Obligors’ residential pest control business for a consideration consisting of U.S.$600,000 in cash and a U.S.$600,000 promissory note of the purchaser of such accounts receivable.”

SECTION 2.4 Definition of Securing Group Company. The proviso to the definition of “Securing Group Company” in the Definitions Annex to the Group Parent Guaranty (limitation on Investments in Non-EU Subsidiaries) shall be amended in its entirety to read as follows:

“provided that, with respect to any Securing Group Company organized under the laws of, or conducting business in, Hungary or Iceland, (a “Non-EU Subsidiary”) the following restrictions shall apply:

(x) the aggregate amount of Investments made in all such Non-EU Subsidiaries shall not exceed U.S.$400,000,

(y) no property or assets of any Group Company may be transferred to any Non-EU Subsidiary, except:

(A) as permitted by the foregoing clause (x),

(B) as permitted by the following clause (y), and

(C) as contemplated by the Icelandic Reorganization (as that term is defined in Amendment No. 4 to the Credit Agreement), and

(z) no Non-EU Subsidiary may conduct any business or other activities other than the following:

(A) the Icelandic Reorganization (as that term is defined in Amendment No. 4 to the Credit Agreement),

(B) in the case of Iceland Finance, borrowing loans under the Credit Agreement and extending credit to other Group Companies with the proceeds of such loans, and in the case of any Non-EU Subsidiary, making loans to other Group Company with the proceeds of the Investments described in clause (x) above, and

(C) activities incidental to the establishment of such Non-EU Subsidiary.”

SECTION 2.5 Definition of Subordinated Debt. The definition of “Subordinated Debt” in the Definitions Annex to the Group Parent Guaranty shall be amended by replacing the reference to “by the Group Parent” with a reference to “by Michael Anthony Ashcroft, or by any Person controlled (directly or indirectly) by Michael Anthony Ashcroft, or by the Group Parent”.

3

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Ratification of and References to the Group Parent Guaranty. This Amendment shall be deemed to be an amendment to the Group Parent Guaranty, and the Group Parent Guaranty, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Group Parent Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Group Parent Guaranty as amended hereby.

SECTION 3.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the parties hereto (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

SECTION 3.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

4

WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE HOLDINGS LIMITED

By
Name: Title:

Executed as a DEED by: CARLISLE HOLDINGS (BERMUDA) LIMITED

By
Name: Title:

CARLISLE FINANCE & PARTICIPATIONS S.A.

By
Name: Title:

Executed as a DEED by:

KENARD INVESTMENTS LIMITED

By
Name: Title:

5

Executed as a DEED by:

TERTIAN HOLDINGS LIMITED

By
Name: Title:

AAXIS HOLDINGS S.A.R.L.

By
Name: Title:

Executed as a DEED by:

RAPID REEF HOLDINGS LIMITED

By
Name: Title:

Executed as a DEED by:

AAXIS LIMITED

By
Name: Title:

6

Executed as a DEED by: AAXIS INVESTMENTS LIMITED

By
Name: Title:

AGAMI LIMITED

By
Name: Title:

AAXIS INVESTMENTS S.A.R.L.

By
Name: Title:

BLACKWOOD LIMITED

By
Name: Title:

CARLISLE SERVICES LIMITED

By
Name: Title:

7

INDIGO SLECTION HOLDINGS PTY. LTD.

By
Name: Title:

INDIGO SELECTION PTY. LTD.

By
Name: Title:

CRISWOOD LIMITED

By
Name: Title:

BHI TREASURY LIMITED

By
Name: Title:

CARLISLE STAFFING LIMITED

By
Name: Title:

8

CAPITOL GROUP (GIBRALTAR) LIMITED

By
Name: Title:

CARLISLE GROUP (GIBRALTAR) LIMITED

By
Name: Title:

LI HOLDINGS (GIBRALTAR) LIMITED

By
Name: Title:

CARLISLE FINANCE (ICELAND) LTD.

By
Name: Title:

THE BANK OF NOVA SCOTIA, as Agent and Security Trustee

By
Name: Title:

9

EXHIBIT B

AMENDMENT NO. 2 TO THE U.K. GUARANTY

THIS AMENDMENT NO. 2 TO THE U.K. GUARANTY, dated as of March 31, 2001 (this “Amendment”), among:

(a) CARLISLE GROUP PLC,

(b) the other Guarantors listed on the signature pages hereto, and

(c) THE BANK OF NOVA SCOTIA, as agent and security trustee (in such capacity, together with its successors such capacity, the “Agent”),

W I T N E S S E T H:

WHEREAS, each of the parties hereto is party to a U.K. Guaranty, dated as of March 30, 2000 (as amended and in effect from time to time, the “U.K. Guaranty”); and

WHEREAS, the parties hereto wish to amend the U.K. Guaranty in certain respects, as hereinafter provided; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1 Definition of Permitted Acquisition. The definition of “Permitted Acquisition” in the Definitions Annex to the U.K. Guaranty shall be amended as follows:

(a) The reference to “Majority Interest Acquisition or Minority Interest Acquisition” in the first line of such definition shall be replaced with “Majority Interest Acquisition by any U.K. Company or Minority Interest Acquisition by any U.K. Company,”

(b) Clause (ii) of the definition shall be amended in its entirety to read as follows:

“(ii) the Person acquired in such Majority Interest Acquisition conducts business solely in the United Kingdom and either:

(x) the aggregate consideration paid by such Securing Group Company with respect to such Majority Interest Acquisition does not exceed $15,000,000 and such consideration is funded solely with the proceeds of Subordinated Debt and/or contributions to the common equity capital of the Group Parent, or

(y) the aggregate consideration paid by such Securing Group Company with respect to such Majority Interest Acquisition does not exceed $5,000,000 and the aggregate consideration for all Majority Interest Acquisitions made pursuant to this Section (ii)(y) does not exceed $25,000,000.”

(c) Clause (a)(iii) shall be deleted in its entirety.

(d) The amendments to such definition provided for in this Amendment No. 2 shall terminate and cease to be of any force or effect from and after March 31, 2002.

SECTION 2.2 Definition of Permitted Disposition. The definition of “Permitted Disposition” in the Definitions Annex to the U.K. Guaranty shall be amended by deleting the word “or” at the end of clause (c) thereof and by adding the following new clause (e) at the end thereof:

“or (e) the sale of outstanding accounts receivable related to the U.S. Obligors’ residential pest control business for a consideration consisting of U.S.$600,000 in cash and a U.S.$600,000 promissory note of the purchaser of such accounts receivable.”

SECTION 2.3 Definition of Subordinated Debt. The definition of “Subordinated Debt” in the Definitions Annex to the U.K. Guaranty shall be amended by replacing the reference to “by the Group Parent” with a reference to “by Michael Anthony Ashcroft, or by any Person controlled (directly or indirectly) by Michael Anthony Ashcroft, or by the Group Parent”.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Ratification of and References to the U.K. Guaranty. This Amendment shall be deemed to be an amendment to the U.K. Guaranty, and the U.K. Guaranty, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the U.K. Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the U.K. Guaranty as amended hereby.

SECTION 3.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the parties hereto (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

SECTION 3.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE GROUP PLC

By
Name:
Title:

BMS LIMITED

By
Name:
Title:

LI HOLDINGS LIMITED

By
Name:
Title:

LI GROUP LIMITED

By
Name:
Title:

PILKINGTON CONTRACT CLEANING LIMITED

By
Name:
Title:

COASTLINE CLEANING COMPANY LIMITED

By
Name:
Title:

CARLISLE STAFFING SERVICES LIMITED

By
Name:
Title:

RECRUIT PLC

By
Name:
Title:

INDIGO SELECTION LIMITED

By
Name:
Title:

AGENCY COVER LIMITED

By
Name:
Title:

FIRST CALL EDUCATIONAL SERVICES LIMITED

By
Name:
Title:

BARKER PERSONNEL SERVICES LIMITED

By
Name:
Title:

ABACUS RECRUITMENT HOLDINGS LIMITED

By
Name:
Title:

ABACUS RECRUITMENT PLC

By
Name:
Title:

ABACUS RECRUITMENT SERVICES LIMITED

By
Name:
Title:

RYEDALE ASSOCIATES LIMITED

By
Name:
Title:

DELTA PERSONNEL LIMITED

By
Name:
Title:

SPARK RECRUITMENT LIMITED

By
Name:
Title:

CAPITOL GROUP PLC

By
Name:
Title:

CAPITOL SECURITY SERVICES LIMITED

By
Name:
Title:

AKITA SECURITY LIMITED

By
Name:
Title:

RETAIL PROTECTION SERVICES LIMITED

By
Name:
Title:

BOURNE SECURITY LIMITED

By
Name:
Title:

GUARD GROUP LIMITED

By
Name:
Title:

GUARD SERVICES LIMITED

By
Name:
Title:

CARLISLE ACQUISITION FINANCE LIMITED

By
Name:
Title:

TATE APPOINTMENTS LIMITED

By
Name:
Title:

TATE SERVICES (BVI) LIMITED

By
Name:
Title:

CARLISLE NOMINEES LIMITED

By
Name:
Title:

ASPILLO LIMITED

By
Name:
Title:

CAPITOL GROUP (UK) LIMITED

By
Name:
Title:

CARLISLE STAFFING SERVICES HOLDINGS LIMITED

By
Name:
Title:

CARLISLE SECURITY LIMITED

By
Name:
Title:

PLATINUM SECURITY SERVICES LIMITED

By
Name:
Title:

DELTA SECURITY LIMITED

By
Name:
Title:

MONITORING SERVICES LIMITED

By
Name:
Title:

CARLISLE STAFFING SERVICES IRELAND LIMITED

By
Name:
Title:

IRC EGLINTON RECRUITMENT LIMITED

By
Name:
Title:

M&M KING LIMITED

By
Name:
Title:

GLENTURKAN

By
Name:
Title:

IRISH RECRUITMENT CONSULTANTS LIMITED

By
Name:
Title:

HEWITSON-WALKER HOLDINGS LIMITED

By
Name:
Title:

LI COMMERCIAL LIMITED

By
Name:
Title:

SOLO SECURITY SERVICES LIMITED

By
Name:
Title:

MARSHMARK LIMITED

By
Name:
Title:

INDIGO HEWITSON-WALKER LIMITED

By
Name:
Title:

THE BANK OF NOVA SCOTIA, as Agent and Security Trustee

By
Name:
Title:

EXHIBIT C

[Form of Amendment No. 4 to U.S. Loan Agreement]

This AMENDMENT NO. 4 TO LOAN AGREEMENT, dated as of March 31, 2001 (this “Amendment”) between:

(a) CARLISLE FINANCE S.A., a corporation organized under the law of Luxembourg (“Carlisle Finance”); and

(b) ONESOURCE HOLDINGS, INC., a Delaware corporation (“OneSource”).

W I T N E S S E T H

WHEREAS, Carlisle Finance and OneSource have heretofore entered into a certain Loan Agreement, dated as of March 30, 2000 (as amended and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Carlisle Finance and OneSource now desire to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Definition of Commitment Amount. Clause 1 of the Loan Agreement shall be amended by adding the following definition of “Commitment Amount”:

“‘Commitment Amount’ shall mean $150,000,000.”

The references to “$250,000,000” in the definition of “Applicable Usage Margin,” in the definition of “Available Commitment” and in the definition of “Facility” shall each be replaced with a reference to “the Commitment Amount as in effect from time to time.”

Section 1.2 Applicable Usage Margin. The table in the definition of “Applicable Usage Margin” in Section 1.2 of the Loan Agreement shall be amended as follows:

“Facility Usage	Applicable Usage Margin
Less than or equal to 50%	1.50%
Greater than 50% and less than or equal to 75%	1.75%
Greater than 75%	2.00%”

Section 1.3 Definition of Permitted Acquisition. The definition of “Permitted Acquisition” in Appendix A to the Loan Agreement shall be amended as follows:

(a) The reference to “Majority Interest Acquisition or Minority Interest Acquisition” in the first line of such definition shall be replaced with “Majority Interest Acquisition by any U.K. Company or Minority Interest Acquisition by any U.K. Company,”

(b) Clause (ii) of the definition shall be amended in its entirety to read as follows:

“(ii) the Person acquired in such Majority Interest Acquisition conducts business solely in the United Kingdom and either:

(x) the aggregate consideration paid by such Securing Group Company with respect to such Majority Interest Acquisition does not exceed $15,000,000 and such consideration is funded solely with the proceeds of Subordinated Debt and/or contributions to the common equity capital of the Group Parent, or

(y) the aggregate consideration paid by such Securing Group Company with respect to such Majority Interest Acquisition does not exceed $5,000,000 and the aggregate consideration for all Majority Interest Acquisitions made pursuant to this Section (ii)(y) does not exceed $25,000,000.”

(c) Clause (a)(iii) shall be deleted in its entirety.

(d) The amendments to such definition provided for in this Amendment No. 4 shall terminate and cease to be of any force or effect from and after March 31, 2002.

Section 1.4 Definition of Permitted Disposition. The definition of “Permitted Disposition” in Appendix A to the Loan Agreement shall be amended by deleting the word “or” at the end of clause (c) thereof and by adding the following new clause (e) at the end thereof:

“or (e) the sale of outstanding accounts receivable related to the U.S. Obligors’ residential pest control business for a consideration consisting of U.S.$600,000 in cash and a U.S.$600,000 promissory note of the purchaser of such accounts receivable.”

Section 1.5 Definition of Subordinated Debt. The definition of “Subordinated Debt” in Appendix A to the Loan Agreement shall be amended by replacing the reference to “by the Group Parent” with a reference to “by Michael Anthony Ashcroft, or by any Person controlled (directly or indirectly) by Michael Anthony Ashcroft, or by the Group Parent”.

ARTICLE II

MISCELLANEOUS

Section 2.1 Fee. On or prior to the date of execution of this Amendment, OneSource shall record on its books an obligation to pay a fee to Carlisle Finance in an amount equal to $450,000.

Section 2.2 Ratification of and References to the Loan Agreement. This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. all references to the Loan Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

Section 2.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 2.4 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof are executed on behalf of Carlisle Finance and OneSource.

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE FINANCE, S.A.

By:
Dennis Bosje
Director

ONESOURCE HOLDINGS, INC.
By:
Ann Olbert
Treasurer

15